UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2009
TeleCommunication Systems, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	000-30821	52-1526369
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
275 West Street
Annapolis, Maryland 21401
(Address of principal executive offices, including zip code)
(410) 263-7616
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 16, 2009, TeleCommunication Systems, Inc. (the “Company”, “we”, “us” and “our”) filed a Current Report on Form 8-K to report that, pursuant to an Agreement and Plan of Merger dated November 25, 2009 (the “Merger Agreement”) by and among the Company, Networks in Motion, Inc. (“NIM”), Olympus Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and G. Bradford Jones, as stockholders’ representative, Merger Sub merged with and into NIM (the “Merger”) with NIM surviving as a wholly owned subsidiary of the Company. The Merger closed and became effective on December 15, 2009. This Current Report on Form 8-K/A is being filed in part to provide the financial statements and pro forma financial information described under Item 9.01 below.
Item 8.01. Other Events.
The Company is also filing this Current Report on Form 8-K for the purpose of updating the description of its capital stock. That description was contained in the registration statement on Form 8-A (File No. 000-30821) filed with the Securities and Exchange Commission (the “SEC”) on June 19, 2000 pursuant to Section 12(g) of the Securities Exchange Act of 1934 (as amended) (the “Exchange Act”). To the extent the following description is inconsistent with prior filings, it modifies and supersedes those filings. This description will be available for incorporation by reference into certain of the Company’s filings with the SEC under the Securities Act of 1933, as amended, and the Exchange Act, including registration statements.
DESCRIPTION OF CAPITAL STOCK
The following description of our capital stock, together with any additional information we include in any applicable prospectus supplements, summarizes the material terms and provisions of our capital stock that we may offer in offerings under this prospectus. For the complete terms of our capital stock, please refer to our charter and by-laws, which are exhibits to the registration statement that includes this prospectus. The terms of our capital stock may also be affected by Maryland law.
Common Stock
As of September 30, 2009, pursuant to our charter, we are authorized to issue 300,000,000 shares of capital stock, of which 225,000,000 shares are classified as Class A common stock, par value $0.01 per share (“Class A Common Stock”) and 75,000,000 shares are classified as Class B common stock, par value $0.01 per share (“Class B Common Stock” collectively with the Class A Common Stock, the “Common Stock”). As of September 30, 2009, there were 42,273,555 shares of Class A Common Stock issued and outstanding and 6,391,334 shares of Class B Common Stock issued and outstanding.
The holders of our Class A Common Stock and Class B Common Stock have substantially similar rights, except that the holders of our Class A Common Stock are entitled to one vote per share and holders of our Class B Common Stock are entitled to three votes per share on all matters submitted to a vote of the stockholders. The holders of our Class A Common Stock and Class B Common Stock will generally vote as a single class on all matters upon which stockholders have a right to vote. Each share of our Class B Common Stock is convertible at any time, at the option of the holder, into one share of our Class A Common Stock. Each share of our Class B Common Stock will convert automatically into one share of our Class A Common Stock upon transfer, with limited exceptions for transfers to related parties and estate-planning transfers and certain permitted pledges. Once converted into shares of our Class A Common Stock, shares of our Class B Common Stock will be cancelled and not reissued. Neither the Class A Common Stock nor the Class B Common Stock may be subdivided or combined unless the shares of the other class are subdivided or combined in the same proportion. Shares of our Class B Common Stock are not being registered under this prospectus and currently we have no plans to offer any shares of our Class B Common Stock in the future.
Holders of both our Class A Common Stock and Class B Common Stock are entitled to receive dividends, if any, as our Board of Directors (the “Board”) may declare out of legally available funds, on a ratable basis, subject to preferences that may be applicable to any then-outstanding preferred stock. We may not make any dividend or distribution to any holder of either class of our Common Stock unless simultaneously with such dividend or distribution we make the same dividend or distribution with respect to each outstanding share of the other class of Common Stock. In the case of a dividend or other distribution payable in shares of a class of Common Stock, including distributions pursuant to stock splits or divisions of our capital stock, only shares of our Class A Common Stock may be distributed with respect to Class A Common Stock and only shares of our Class B Common Stock may be distributed with respect to Class B Common Stock. Whenever a dividend or distribution, including distributions pursuant to stock splits or divisions of the Common Stock, is payable in shares of a class of Common Stock, the number of shares of each class of Common Stock payable per share of such class of Common Stock shall be equal in number.
In the event of a liquidation, dissolution, or winding up of our company, holders of our Common Stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after payment of all of our liabilities and the liquidation preferences of any preferred stock then outstanding. Holders of our Common Stock have no preemptive rights, subscription rights or conversion rights, except as described above. There are no redemption or sinking fund provisions applicable to our Common Stock.
The rights, preferences and privileges of holders of our Class A Common Stock and holders of our Class B Common Stock are subject to the rights of the holders of shares of any series of preferred stock that we may designate and issue in the future.
Under the Maryland General Corporation Law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders holding at least two-thirds of the shares entitled to vote on the matter. A Maryland corporation may provide, however, in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides for approval of these matters by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon.
Preferred Stock
As of September 30, 2009, pursuant to our charter, our Board has the authority, without further action by the holders of Common Stock, to issue shares of preferred stock in one or more classes or series and to fix the relative designations, powers, preferences and privileges of the preferred stock, any or all of which may be greater than the rights of the Common Stock. Our Board, without stockholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of Common Stock. Preferred stock could thus be issued quickly with terms that could delay or prevent a change in control of us or make removal of our management more difficult. Additionally, the issuance of preferred stock may decrease the market price of our Class A Common Stock and may adversely affect the voting and other rights of the holders of our Class A Common Stock and Class B Common Stock. As of September 30, 2009, we do not have any preferred stock authorized or outstanding.
The rights, preferences, privileges and restrictions of the preferred stock of each series will be fixed by the Board by filing articles supplementary relating to each series. A prospectus supplement relating to each series will specify the terms of the preferred stock, including, but not limited to:
•	the distinctive designation and the maximum number of shares in the series;

•	the terms on which dividends, if any, will be paid;

•	the voting rights, if any, on the shares of the series;

•	the terms and conditions, if any, on which the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes of capital stock;

•	the terms on which the shares may be redeemed, if at all;

•	the liquidation preference, if any; and

•	any or all other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of the series.
We will describe the specific terms of a particular series of preferred stock in the prospectus supplement relating to that series. The description of preferred stock above and the description of the terms of a particular series of preferred stock in the prospectus supplement are not complete. You should refer to the applicable articles supplementary for complete information. The prospectus supplement will contain a description of U.S. federal income tax consequences relating to the preferred stock.

Transfer Agent and Registrar
The transfer agent and registrar for our Class A Common Stock is American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038.
Possible Anti-Takeover Effects of Maryland Law and our Charter and Bylaws
Our charter and bylaws contain provisions that may make it more difficult for a third party to acquire control of us without the approval of our Board. In addition, provisions of the Maryland General Corporation Law may hinder or delay an attempted takeover of our company other than through negotiation with our Board. These provisions could discourage attempts to acquire us or remove our management even if some or a majority of our stockholders believe this action to be in their best interest, including attempts that might result in our stockholders’ receiving a premium over the market price of their shares of our capital stock.
Number of Directors; Classified Board of Directors; Removal; Vacancies. The number of directors on our Board may only be altered by the action of a majority of the entire Board. Our Board is divided into three classes serving staggered three-year terms, with the directors in one of these classes being elected each year. Section 2-406(b)(3) of the Maryland General Corporation Law provides that stockholders of corporations that have classified boards may only remove directors for cause. Our charter provides that directors may be removed from office by stockholders only for cause, and then only by the affirmative vote of a majority of all votes entitled to be cast generally for the election of directors. The stockholders can fill a vacancy on the Board that results from the removal of a director. Vacancies resulting from the removal of a director that are not filled by the stockholders by the conclusion of the next succeeding annual meeting of the stockholders, can be filled by a majority vote of the remaining directors, whether or not sufficient to constitute a quorum. A vacancy resulting from an increase in the number of directors can be filled by a majority of the entire Board. A vacancy resulting from any other reason can be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum. A director elected by the Board to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies.
Power to Issue Preferred Stock. Our Board, has the authority, without further action by the holders of our Common Stock, to issue shares of preferred stock in one or more classes or series and to fix the relative designations, powers, preferences and privileges of the preferred stock, any or all of which may be greater than the rights of the Common Stock. Our Board, without stockholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of Common Stock.
Power to Reclassify Shares of Our Stock. Our charter authorizes our Board to classify and reclassify any unissued shares of capital stock into a class or other classes of preferred stock, preference stock, special stock or other stock and to divide and classify shares of any class into one or more series of such class. Prior to issuance of shares of each class or series, our Board is required by the Maryland General Corporation Law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms of conditions of redemption for each class or series.
Special Stockholders’ Meetings. Our bylaws provide that special meetings of stockholders may be called only by a majority of the Board or by our chairman or chief executive officer, or by our stockholders only upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.
Advance Notice Provisions. Our bylaws establish an advance written notice procedure for stockholders seeking to nominate candidates for election as directors at any annual meeting of stockholders and to bring business before an annual meeting of our stockholders. Our bylaws provide that only persons who are nominated by or at the direction of our board or by a stockholder who has given timely written notice to our secretary before the meeting to elect directors will be eligible for election as our directors. Our bylaws also provide that any matter to be presented at any meeting of stockholders must be presented either by our board or by a stockholder in compliance with the procedures in our bylaws. A stockholder must give timely written notice to our secretary of its intention to present a matter before an annual meeting of stockholders.
Maryland Business Combination Act. In addition to these provisions of our charter and bylaws, we are subject to the provisions of Maryland Business Combination Act (the “Business Combination Act”) which prohibits transactions between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Generally, pursuant to the Business Combination Act, an “interested stockholder” is a person who, together with affiliates and associates, beneficially owns, directly or indirectly, 10% or more of a Maryland corporation’s voting stock. These provisions could have the effect of delaying, preventing or deterring a change in control of our company or reducing the price that certain investors might be willing to pay in the future for shares of our capital stock. In our charter and bylaws, we have elected not to have the Business Combination Act apply to a “business combination” (as such term is defined in the Business Combination Act) between us and Maurice B. Tosé, our President and Chief Executive Officer, or any entity controlling, controlled by or under common control with Mr. Tosé or by certain other persons or entities related to Mr. Tosé.
Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act may deny voting rights to shares involved in an acquisition of one-tenth or more of the voting stock of a Maryland corporation. In our charter and bylaws, we have elected not to have the Maryland Control Share Acquisition Act apply to any shares of our capital stock owned or beneficially held by Mr. Tosé or any entity controlling, controlled by or under common control with Mr. Tosé or by certain other persons or entities related to Mr. Tosé.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated balance sheets of NIM as of December 31, 2008 and 2007 and the consolidated statement of operations, consolidated statement of stockholders’ deficit and consolidated statement of cash flows for the two year period ended December 31, 2008 of NIM and the notes related thereto, along with the Reports of Independent Auditors, Ernst & Young LLP and PricewaterhouseCoopers LLP are incorporated by reference and attached as Exhibit 99.1 hereto.
The unaudited condensed consolidated balance sheets of NIM as of September 30, 2009 and December 31, 2008 and the unaudited condensed consolidated statements of operations and condensed consolidated statements of cash flows of NIM for the nine months ended September 30, 2009 and 2008, and the condensed notes related thereto, are hereby incorporated by reference and attached as Exhibit 99.2 hereto.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed consolidated financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits.
23.1 –	Consent of Independent Accountants, PricewaterhouseCoopers LLP.

23.2 –	Consent of Independent Accountants, Ernst and Young LLP.

99.1 –	Audited consolidated financial statements of Networks in Motion, Inc. as of December 31, 2008 and 2007 and for the two year period ended December 31, 2008 with Reports of Independent Auditors.

99.2 –	Unaudited condensed consolidated financial statements of Network in Motion, Inc. as of September 30, 2009 and December 31, 2008 and for the nine months ended September 30, 2009 and 2008.

99.3 –	Unaudited pro forma condensed consolidated financial statements as of September 30, 2009 and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.
By:	/s/ Bruce A. White
Name:	Bruce A. White
Title:	Sr. Vice President, General Counsel and Secretary

Dated: February 19, 2010